EXHIBIT 99.1

COMPUCREDIT REPORTS THIRD QUARTER 2008 RESULTS

ATLANTA, GA, November 5, 2008 – CompuCredit (NASDAQ: CCRT) reported a third quarter 2008 GAAP net loss of $32.3 million, or $0.69 per fully diluted common share, versus a third quarter 2007 GAAP net loss of $53.2 million, or $1.10 per fully diluted common share. The third quarter 2008 GAAP net loss from continuing operations was $31.0 million, or $0.66 per fully diluted common share, as compared to a GAAP net loss of $48.0 million, or $0.99 per fully diluted common share, for the third quarter of 2007.

CompuCredit also reported a third quarter 2008 managed loss of $33.7 million, or $0.72 per fully diluted common share, versus third quarter 2007 managed income of $46.5 million or $0.95 per fully diluted common share. The third quarter 2008 managed loss from continuing operations was $32.8 million, or $0.70 per fully diluted common share, as compared to managed income of $50.1 million from continuing operations, or $1.02 per fully diluted common share, for the third quarter of 2007.

"We continue to operate in a capital preservation mode given the continued and unprecedented disruption in the global liquidity markets,” said David G. Hanna, CompuCredit’s Chairman and Chief Executive Officer. “Our focus has been on account management and cost control actions aimed at generating cash and deleveraging our balance sheet given prevailing uncertainties within the credit and capital markets and the U.S. and U.K. economies.”

CompuCredit's net interest margin was 15.1 percent in the third quarter of 2008, as compared to 18.7 percent for the third quarter of 2007 and 12.9 percent in the previous quarter, and its adjusted charge-off rate was 14.2 percent in the third quarter of 2008, as compared to 10.0 percent for the third quarter of 2007 and 19.2 percent in the previous quarter. As of September 30, 2008, the 60-plus day delinquency rate was 13.1 percent, versus 12.6 percent at June 30, 2008 and 14.6 percent at September 30, 2007.

CompuCredit’s GAAP and managed third quarter 2008 results include pre-tax (and non-cash) charges of $29.2 million for Auto Finance segment goodwill impairment.

Various references within this press release and the accompanying financial information are to CompuCredit’s “managed” results, which include the results of its non-securitized receivables, together with the receivables underlying its off-balance-sheet securitization facilities. Financial, operating and statistical data based on these aggregate managed receivables are key to any evaluation of CompuCredit’s performance in managing (including underwriting, valuing purchased receivables, servicing and collecting) the portfolios of receivables reflected on CompuCredit’s balance sheet and underlying its securitization facilities. In allocating CompuCredit’s resources and managing its business, management relies heavily upon financial, operating and statistical data prepared on a so-called “managed basis.” It is also important to analysts, investors and others that CompuCredit provides selected metrics and data on a managed basis because this allows a comparison of CompuCredit to others within the specialty finance industry. Moreover, CompuCredit’s management, analysts, investors and others believe it is critical that they understand the credit performance of the entire portfolio of CompuCredit’s managed receivables because it reveals information concerning the quality of loan originations and the related credit risks inherent within the securitized portfolios and CompuCredit’s retained interests in its securitization facilities.

Managed receivables data assume that none of the credit card receivables underlying CompuCredit’s off-balance-sheet securitization facilities was ever transferred to securitization facilities and present the net credit losses and delinquent balances on the receivables as if CompuCredit still owned the receivables. Reconciliation of the managed receivables data to CompuCredit’s GAAP financial statements requires: (1) recognition that substantially all of CompuCredit’s credit card receivables had been sold in securitization transactions as of September 30, 2008; (2) an understanding that CompuCredit’s managed receivables data are based on billings and actual charge-offs as reported to it through underlying systems of record (i.e., without regard to an allowance for uncollectible loans and fees receivable); (3) a look-through to CompuCredit’s economic share of (or equity interest in) the receivables that it manages for its equity-method investees; and (4) removal of CompuCredit’s minority interest holders’ interests in the managed receivables underlying CompuCredit’s GAAP consolidated results.

* * * * *

Further details regarding CompuCredit’s third quarter 2008 financial performance will be discussed during management’s conference call on Wednesday, November 5, 2008 at 5:00 p.m., Eastern Time. The media and public are invited to listen to the live webcast of the call, accessible on the Internet at www.CompuCredit.com. A replay of the conference call also will be available on the web site.

CompuCredit is a specialty finance company and marketer of branded credit cards and related financial services. CompuCredit provides these services to consumers who are underserved by traditional financial institutions. Through corporate and affinity contributions focused on the underserved and un-banked communities, CompuCredit also uses its financial resources and volunteer efforts to address the numerous challenges affecting its customers. For more information about CompuCredit, visit www.CompuCredit.com.

Contacts
Investor Relations:	Jay Putnam, 770.828-2612, Jay.Putnam@CompuCredit.com
Media Relations:	Tom Donahue, 770.828.1577, Thomas.Donahue@CompuCredit.com

CompuCredit Corporation and Subsidiaries
Financial, Operating and Statistical Measures
(Unaudited)
(In thousands, except for per share data and percentages)

	As Of And For The Three Months Ended
	September 30,	June 30,	September 30,
	2008	2008	2007
Common Share Statistics
Net Loss From Continuing Operations Per Common Share:
Basic	$(0.66)	$(0.91)	$(0.99)
Diluted	$(0.66)	$(0.91)	$(0.99)
Loss On Discontinued Operations Per Common Share:
Basic	$(0.03)	$(0.05)	$(0.11)
Diluted	$(0.03)	$(0.05)	$(0.11)
Net Loss Per Common Share:
Basic	$(0.69)	$(0.96)	$(1.10)
Diluted	$(0.69)	$(0.96)	$(1.10)

Book Value Per Common Share Outstanding (Period End)	$14.82	$15.69	$16.23
Stock Price Per Common Share (Period End)	$3.92	$6.00	$21.71
Total Market Capitalization (Period End)	$188,278	$288,024	$1,068,393
Shares Outstanding (Period End)(1)	48,030	48,004	49,212
Weighted Average Shares Outstanding—Basic	46,794	46,785	48,506
Weighted Average Shares Outstanding—Diluted	46,794	46,785	48,506

Average Managed Receivables Statistics (2)
Average Managed Receivables	$3,519,736	$3,673,251	$4,015,074
Average Shareholders' Equity	$732,643	$774,486	$822,453
GAAP Return On Average Managed Receivables	-3.5%	-4.7%	-4.8%
GAAP Return On Average Equity (ROE)	-16.9%	-22.1%	-23.4%
Net Interest Margin	15.1%	12.9%	18.7%
Other Income Ratio	11.3%	6.1%	16.7%
Net Charge-Off Rate	15.2%	20.5%	13.8%
Adjusted Charge-Off Rate	14.2%	19.2%	10.0%
Risk Adjusted Margin	11.5%	-0.8%	25.1%
Operating Ratio	16.4%	13.9%	13.3%

Period-End Managed Receivables Statistics (2)
Total Managed Receivables	$3,465,928	$3,581,277	$4,142,363
Delinquency Rate (60+ days)	13.1%	12.6%	14.6%
Number of Accounts	4,342	4,590	5,492
Shareholders' Equity	$711,965	$753,320	$798,736
Equity to Managed Receivables Ratio	20.5%	21.0%	19.3%

(1) Shares outstanding balances exclude 3,651,069 shares that are outstanding at September 30, 2008 and June 30, 2008 and 5,677,950 shares that are outstanding at September 30, 2007 but that are returnable to CompuCredit under the terms of a share lending arrangement.
(2) Receivables-based statistics are based on continuing operations only.

CompuCredit Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
(Dollars in thousands)

	September 30,	December 31,
	2008	2007
	(Unaudited)

Assets
Cash and cash equivalents (including restricted cash of $20,423 at September 30, 2008 and $29,128 at December 31, 2007)	$119,364	$137,526
Securitized earning assets	924,832	1,015,579
Non-securitized earning assets, net:
Loans and fees receivable, net (of $27,991 and $27,199 in deferred revenue and $53,142 and $51,489 in allowances for uncollectible loans and fees receivable at September 30, 2008 and December 31, 2007, respectively)	360,631	357,027
Investments in previously charged-off receivables	34,459	14,523
Investments in securities	5,158	27,714
Deferred costs, net	11,391	14,923
Property at cost, net of depreciation	52,857	84,466
Investments in equity-method investees	53,537	63,023
Intangibles, net	6,408	8,248
Goodwill	64,896	97,169
Prepaid expenses and other assets	68,318	45,247
Assets held for sale	-	8,735
Total assets	$1,701,851	$1,874,180

Liabilities
Accounts payable and accrued expenses	$105,658	$159,396
Notes payable and other borrowings	215,178	235,591
Convertible senior notes	500,000	550,000
Deferred revenue primarily from forward flow agreement	23,608	33,277
Current and deferred income tax liabilities	116,119	70,232
Liabilities related to assets held for sale	-	373
Total liabilities	960,563	1,048,869

Minority interests	29,323	32,732

Shareholders' equity
Common stock, no par value, 150,000,000 shares authorized: 60,427,561 shares issued and 51,681,360 shares outstanding at September 30, 2008 (including 3,651,069 loaned shares to be returned); and 61,938,533 shares issued and 53,055,505 shares outstanding at December 31, 2007 (including 5,677,950 loaned shares, 2,026,881 of which were returned subsequent to December 31, 2007 and the remainder of which are to be returned in the future)	-	-
Additional paid-in capital	411,928	409,964
Treasury stock, at cost, 8,746,201 and 8,883,028 shares at September 30, 2008 and December 31, 2007, respectively	(222,533)	(225,457)
Accumulated other comprehensive (loss) income	(10,037)	1,637
Retained earnings	532,607	606,435
Total shareholders' equity	711,965	792,579
Total liabilities and shareholders' equity	$1,701,851	$1,874,180

CompuCredit Corporation and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except per share data)

	For The Three Months Ended			For The Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2008	2008	2007	2008	2007
Interest income:
Consumer loans, including past due fees	$23,556	$24,866	$123,934	$71,338	$298,443
Other	971	1,390	4,697	4,444	17,041
Total interest income	24,527	26,256	128,631	75,782	315,484
Interest expense	(10,140)	(10,375)	(22,459)	(31,989)	(55,322)
Net interest income before fees and related income on non- securitized earning assets and provision for loan losses	14,387	15,881	106,172	43,793	260,162
Fees and related income on non-securitized earning assets	44,119	51,458	211,301	151,841	539,938
Provision for loan losses	(17,283)	(16,103)	(296,623)	(53,792)	(627,937)
Net interest income, fees and related income on non-securitized earning assets	41,223	51,236	20,850	141,842	172,163
Other operating income:
Fees and related income on securitized earning assets	4,143	(61,115)	29,642	(14,481)	121,332
Servicing income	44,537	44,868	26,273	137,691	72,359
Ancillary and interchange revenues	14,401	15,710	19,197	45,532	49,521
Gain on repurchase of convertible senior notes	-	28,424	-	28,424	-
Equity in income of equity-method investees	1,674	6,982	7,648	17,130	26,947
Total other operating income	64,755	34,869	82,760	214,296	270,159
Other operating expense:
Salaries and benefits	16,407	17,908	20,168	53,094	56,097
Card and loan servicing	65,716	70,767	76,792	213,896	219,264
Marketing and solicitation	8,787	17,081	38,990	41,727	124,652
Depreciation	8,397	7,405	8,680	25,756	28,367
Goodwill impairment	29,164	-	-	29,164	-
Other	28,293	36,307	32,887	93,731	93,545
Total other operating expense	156,764	149,468	177,517	457,368	521,925
Loss from continuing operations before minority interests and income taxes	(50,786)	(63,363)	(73,907)	(101,230)	(79,603)
Minority interests	30	518	(1,257)	(1,471)	(2,763)
Loss from continuing operations before income taxes	(50,756)	(62,845)	(75,164)	(102,701)	(82,366)
Income tax benefit	19,728	20,070	27,138	34,411	29,871
Loss from continuing operations	(31,028)	(42,775)	(48,026)	(68,290)	(52,495)
Discontinued operations:
Loss from discontinued operations before income tax benefit	(1,883)	(3,300)	(7,993)	(9,868)	(21,935)
Income tax benefit	659	1,155	2,798	3,454	7,677
Loss from discontinued operations	(1,224)	(2,145)	(5,195)	(6,414)	(14,258)
Net loss	$(32,252)	$(44,920)	$(53,221)	$(74,704)	$(66,753)
Loss from continuing operations per common share—basic	$(0.66)	$(0.91)	$(0.99)	$(1.46)	$(1.07)
Loss from continuing operations per common share—diluted	$(0.66)	$(0.91)	$(0.99)	$(1.46)	$(1.07)
Loss from discontinued operations per common share—basic	$(0.03)	$(0.05)	$(0.11)	$(0.14)	$(0.29)
Loss from discontinued operations per common share—diluted	$(0.03)	$(0.05)	$(0.11)	$(0.14)	$(0.29)
Net loss per common share—basic	$(0.69)	$(0.96)	$(1.10)	$(1.60)	$(1.36)
Net loss per common share—diluted	$(0.69)	$(0.96)	$(1.10)	$(1.60)	$(1.36)

CompuCredit Corporation and Subsidiaries
Business Segment Data
(Unaudited)
(In thousands)

Three Months Ended September 30, 2008	Credit Cards	Investments in Previously Charged-Off Receivables	Retail Micro-Loans	Auto Finance	Other	Total
Net interest income, fees and related income (loss) on non-securitized earning assets	$(4,067)	$4,927	$13,793	$18,054	$8,516	$41,223
Total other operating income	$64,591	$64	$-	$100	$-	$64,755
(Loss) income from continuing operations before income taxes	$(20,666)	$(717)	$(33)	$(30,529)	$1,189	$(50,756)
Loss from discontinued operations before income taxes	$-	$-	$(1,586)	$-	$(297)	$(1,883)
Loans and fees receivable, gross	$4,189	$-	$35,858	$380,920	$20,797	$441,764
Loans and fees receivable, net	$4,022	$-	$29,809	$311,843	$14,957	$360,631
Total assets	$1,127,813	$46,705	$97,507	$359,762	$70,064	$1,701,851

Three Months Ended September 30, 2007	Credit Cards	Investments in Previously Charged-Off Receivables	Retail Micro-Loans	Auto Finance	Other	Total
Net interest income, fees and related income (loss) on non-securitized earning assets	$(17,165)	$13,889	$16,359	$4,879	$2,888	$20,850
Total other operating income	$81,806	$251	$-	$703	$-	$82,760
(Loss) income from continuing operations before income taxes	$(77,348)	$9,038	$5,245	$(11,710)	$(389)	$(75,164)
Loss from discontinued operations before income taxes	$-	$-	$(4,357)	$-	$(3,636)	$(7,993)
Loans and fees receivable, gross	$1,245,885	$-	$93,734	$309,596	$14,556	$1,663,771
Loans and fees receivable, net	$684,039	$-	$82,592	$276,173	$11,055	$1,053,859
Total assets	$1,790,362	$31,534	$208,959	$370,191	$77,520	$2,478,566

Nine Months Ended September 30, 2008	Credit Cards	Investments in Previously Charged-Off Receivables	Retail Micro-Loans	Auto Finance	Other	Total
Net interest income, fees and related income (loss) on non-securitized earning assets	$(12,233)	$34,958	$47,665	$53,723	$17,729	$141,842
Total other operating income	$213,498	$502	$-	$296	$-	$214,296
(Loss) income from continuing operations before income taxes	$(91,336)	$18,890	$7,184	$(35,051)	$(2,388)	$(102,701)
Loss from discontinued operations before income taxes	$-	$-	$(8,622)	$-	$(1,246)	$(9,868)
Loans and fees receivable, gross	$4,189	$-	$35,858	$380,920	$20,797	$441,764
Loans and fees receivable, net	$4,022	$-	$29,809	$311,843	$14,957	$360,631
Total assets	$1,127,813	$46,705	$97,507	$359,762	$70,064	$1,701,851

Nine Months Ended September 30, 2007	Credit Cards	Investments in Previously Charged-Off Receivables	Retail Micro-Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$39,730	$43,893	$56,291	$27,372	$4,877	$172,163
Total other operating income	$267,490	$834	$-	$1,835	$-	$270,159
(Loss) income from continuing operations before income taxes	$(112,343)	$29,321	$16,015	$(15,366)	$7	$(82,366)
Loss from discontinued operations before income taxes	$-	$-	$(11,447)	$-	$(10,488)	$(21,935)
Loans and fees receivable, gross	$1,245,885	$-	$93,734	$309,596	$14,556	$1,663,771
Loans and fees receivable, net	$684,039	$-	$82,592	$276,173	$11,055	$1,053,859
Total assets	$1,790,362	$31,534	$208,959	$370,191	$77,520	$2,478,566

For The Three Months Ended	For The Nine Months Ended

	September 30, 2008	June 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007
GAAP net loss as reported	$(32,252)	$(44,920)	$(53,221)	$(74,704)	$(66,753)
Securitization adjustment, net of tax	4,012	(53,049)	(2,368)	(151,384)	(28,758)
Provision to charge off adjustment, net of tax	(5,415)	(3,023)	102,083	(13,832)	144,829
Managed net (loss) income	$(33,655)	$(100,992)	$46,494	$(239,920)	$49,318
Managed net (loss) income per common share	$(0.72)	$(2.16)	$0.95	$(5.13)	$0.99

	For The Three Months Ended September 30, 2008			For The Three Months Ended September 30, 2007
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$23,556	$108,876	$132,432	$123,934	$63,549	$187,483
Net interest expense	(9,169)	3,921	(5,248)	(17,762)	13,829	(3,933)
Provision / charge offs	(17,283)	(107,792)	(125,075)	(296,623)	196,346	(100,277)
Other operating income	108,874	(9,505)	99,369	294,061	(126,179)	167,882
Marketing expense	(8,787)	-	(8,787)	(38,990)	-	(38,990)
Ancillary product expense	(226)	-	(226)	(683)	-	(683)
Operating expenses	(147,751)	3,607	(144,144)	(137,844)	4,562	(133,282)
Minority interests	30	(30)	-	(1,257)	1,257	-
Pre-tax (loss) income from continuing operations	(50,756)	(923)	(51,679)	(75,164)	153,364	78,200
Income tax benefit (expense)	19,728	(846)	18,882	27,138	(55,236)	(28,098)
(Loss) income from continuing operations	(31,028)	(1,769)	(32,797)	(48,026)	98,128	50,102
Pre-tax discontinued operations loss	(1,883)	563	(1,320)	(7,993)	2,442	(5,551)
Income tax benefit of discontinued operations	659	(197)	462	2,798	(855)	1,943
Loss from discontinued operations	(1,224)	366	(858)	(5,195)	1,587	(3,608)
Net (loss) income	$(32,252)	$(1,403)	$(33,655)	$(53,221)	$99,715	$46,494
Weighted average shares outstanding	46,794		46,794	48,506		48,987
(Loss) income from continuing operations per common share	$(0.66)	$(0.04)	$(0.70)	$(0.99)	$2.01	$1.02
Loss from discontinued operations per common share	$(0.03)	$0.01	$(0.02)	$(0.11)	$0.04	$(0.07)
Net (loss) income per common share	$(0.69)	$(0.03)	$(0.72)	$(1.10)	$2.05	$0.95
Gross loans and fees receivable	$441,764	$3,024,164	$3,465,928	$1,663,771	$2,478,592	$4,142,363

	For The Nine Months Ended September 30, 2008			For The Nine Months Ended September 30, 2007
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$71,338	$315,548	$386,886	$298,443	$197,432	$495,875
Net interest expense	(27,545)	11,173	(16,372)	(38,281)	28,675	(9,606)
Provision / charge offs	(53,792)	(431,670)	(485,462)	(627,937)	355,248	(272,689)
Other operating income	366,137	(163,254)	202,883	810,097	(420,682)	389,415
Marketing expense	(41,727)	-	(41,727)	(124,652)	-	(124,652)
Ancillary product expense	(801)	-	(801)	(1,761)	-	(1,761)
Operating expenses	(414,840)	12,310	(402,530)	(395,512)	14,197	(381,315)
Minority interests	(1,471)	1,471	-	(2,763)	2,763	-
Pre-tax (loss) income from continuing operations	(102,701)	(254,422)	(357,123)	(82,366)	177,633	95,267
Income tax benefit (expense)	34,411	89,313	123,724	29,871	(63,985)	(34,114)
(Loss) income from continuing operations	(68,290)	(165,109)	(233,399)	(52,495)	113,648	61,153
Pre-tax discontinued operations loss	(9,868)	(164)	(10,032)	(21,935)	3,727	(18,208)
Income tax benefit of discontinued operations	3,454	57	3,511	7,677	(1,304)	6,373
Loss from discontinued operations	(6,414)	(107)	(6,521)	(14,258)	2,423	(11,835)
Net (loss) income	$(74,704)	$(165,216)	$(239,920)	$(66,753)	$116,071	$49,318
Weighted average shares outstanding	46,773		46,773	49,078		49,687
(Loss) income from continuing operations per common share	$(1.46)	$(3.53)	$(4.99)	$(1.07)	$2.30	$1.23
Loss from discontinued operations per common share	$(0.14)	$-	$(0.14)	$(0.29)	$0.05	$(0.24)
Net (loss) income per common share	$(1.60)	$(3.53)	$(5.13)	$(1.36)	$2.35	$0.99
Gross loans and fees receivable	$441,764	$3,024,164	$3,465,928	$1,663,771	$2,478,592	$4,142,363

	For The Three Months Ended June 30, 2008
	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$24,866	$93,964	$118,830
Net interest expense	(8,985)	3,368	(5,617)
Provision / charge offs	(16,103)	(160,080)	(176,183)
Other operating income	86,327	(30,487)	55,840
Marketing expense	(17,081)	-	(17,081)
Ancillary product expense	(231)	-	(231)
Operating expenses	(132,156)	4,500	(127,656)
Minority interests	518	(518)	-
Pre-tax loss from continuing operations	(62,845)	(89,253)	(152,098)
Income tax benefit	20,070	33,164	53,234
Loss from continuing operations	(42,775)	(56,089)	(98,864)
Pre-tax discontinued operations loss	(3,300)	26	(3,274)
Income tax benefit of discontinued operations	1,155	(9)	1,146
Loss from discontinued operations	(2,145)	17	(2,128)
Net loss	$(44,920)	$(56,072)	$(100,992)
Weighted average shares outstanding	46,785		46,785
Loss from continuing operations per common share	$(0.91)	$(1.20)	$(2.11)
Loss from discontinued operations per common share	$(0.05)	$-	$(0.05)
Net loss per common share	$(0.96)	$(1.20)	$(2.16)
Gross loans and fees receivable	$468,872	$3,112,405	$3,581,277